UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 16, 2005

KRATON Polymers LLC
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-123747	94-2805249
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

700 Milam Street, 13th Floor, North Tower, Houston, Texas		77002
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	832-204-5400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Polymer Holdings LLC
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-123749	20-0411521
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

700 Milam Street, 13th Floor, North Tower Houston, Texas		77002
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	832-204-5400

n/a
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

On December 15, 2005, KRATON Polymers LLC (the "Company") entered into an Employment Agreement with Raymond K. Guba, effective as of October 24, 2005, attached hereto as Exhibit 10.1. Pursuant to the agreement, Mr. Guba will serve as the Company’s Chief Financial Officer and Vice President.

The agreement provides for a three-year term with automatic one-year renewals unless either party delivers written notice that the term will not be extended. The annual base salary for Mr. Guba is $300,000. Beginning in 2006, Mr. Guba will be eligible to receive an annual bonus with a target equal to 50% of his annual base salary and a maximum bonus equal to up to 100% of his annual base salary. Pursuant to the terms of the agreement, Mr. Guba also received a $75,000 signing bonus, a $30,000 relocation bonus and 150,000 Notional Units which will vest 20% on each of the first five anniversaries of the effective date of his employment agreement provided he remains employed by the Company through such date.

Generally, if Mr. Guba is terminated by us without cause (whether or not such termination is in connection with the Company’s election not to extend the employment term) or upon resignation for good reason he will be entitled to, subject to execution of a general release and waiver, (1) a continuation of annual base salary for the six-month period following the termination and may be extended for an additional six-months if Mr. Guba has not secured employment within the initial six-month period and (2) medical benefits for the executive and his eligible dependents during such salary continuation period.

Mr. Guba’s employment agreement includes customary restrictive covenants, including non-competition, non-solicitation and confidentiality provisions.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As previously reported on September 16, 2005, the Company filed a Current Report Form 8-K, in which KRATON announced the appointment of Mr. Guba, as Chief Financial Officer and Vice President of KRATON and Polymer Holdings LLC.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are filed with this Current Report pursuant to Item 1.01.

(c) Exhibits

10.1 Employment Agreement dated December 15, 2005, between the KRATON Polymers LLC and Raymond Guba.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRATON Polymers LLC

December 16, 2005	By:	Joseph J. Waiter

Name: Joseph J. Waiter
Title: Vice President and General Counsel

Polymer Holdings LLC

December 16, 2005	By:	Joseph J. Waiter

Name: Joseph J. Waiter
Title: Vice President and General Counsel

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	Employment Agreement dated December 15, 2005, between KRATON Polymers LLC and Raymond Guba.